UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

 FORM 8-K/A
 (Amendment 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
September 15, 2023
Date of Report (Date of earliest event reported)
 Planet Fitness, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37534	38-3942097
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
4 Liberty Lane West
Hampton, NH 03842
(Address of principal executive offices)
(Zip Code)
Registrant’s telephone number, including area code: (603) 750-0001
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 Par Value	PLNT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

EXPLANATORY NOTE

On September 15, 2023, Planet Fitness, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original 8-K”) announcing the appointment of Craig R. Benson as the Company’s Interim Chief Executive Officer. This Current Report on Form 8-K/A amends the Original 8-K to include information about Benson’s compensatory arrangements in connection with his appointment as Interim Chief Executive Officer.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 31, 2023, Benson and the Company entered into an addendum to the employment offer letter dated September 15, 2023 (the “Addendum”). Pursuant to the Addendum, Benson will receive an annual base salary of $250,000. Benson will not be eligible for (i) bonus compensation, (ii) any special or long-term incentive awards related to his employment period or (iii) compensation for his position as a member of the Company’s board of directors (the “Board”). Benson is currently the sole owner of DA Business Enterprises, LLC, a franchisee of the Company, and also owns 10% of Radianse, a Planet Fitness vendor (the “Existing Benson Activities”). The Board has waived the requirements under the Company’s Code of Ethics and Code of Ethics for Senior Executive and Financial Officers with respect to the Existing Benson Activities carried out in the ordinary course, subject to Benson’s compliance with the conditions set forth in the Addendum, including compliance with Company policy requiring Board or Audit Committee approval of transactions in which Benson has an interest. The foregoing summary is qualified in its entirety by reference to the full text of the Addendum, a copy of which is filed as Exhibit 10.1 hereto and incorporated by reference herein.

Item 5.05	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.
The information set forth above under Item 5.02 is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit Description
10.1	Employment Offer Letter, originally dated as of September 15, 2023 and as amended by the Addendum on October 31, 2023, between Planet Fitness, Inc. and Craig R. Benson.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLANET FITNESS, INC.

By:	/s/ Thomas Fitzgerald
Name: Title:	Thomas Fitzgerald Chief Financial Officer
Dated: November 1, 2023